RECKSON ASSOCIATES REALTY CORP.





                               THIRD QUARTER 2001
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA




                                NOVEMBER 7, 2001









                                [PICTURE OMITTED]









                    225 BROADHOLLOW ROAD, MELVILLE, NY 11747
               PHONE: 631.694.6900 1.888.RECKSON FAX: 631.622.6790
                                 WWW.RECKSON.COM

--------------------------------------------------------------------------------
TABLE OF CONTENTS





                                                                                                                             Page(s)
                                                                                                                             -------
Company Information
      o        Corporate Information..........................................................................................1-2
      o        Reporting Period Highlights......................................................................................3
      o        Stock Performance................................................................................................4


Financial Highlights
      o        Key Financial Data...............................................................................................5
      o        Statements of Operations.........................................................................................6
      o        Funds from Operations and Cash Available for Distribution......................................................7-8
      o        Consolidated Balance Sheets......................................................................................9
      o        Debt Summary....................................................................................................10
      o        Preferred Securities............................................................................................11

Portfolio Performance
      o        Same Store Performance.......................................................................................12-13
      o        Portfolio Snapshot..............................................................................................14
      o        Occupancy Analysis...........................................................................................15-16
      o        Leasing Statistics...........................................................................................17-18
      o        Lease Expiration Schedule....................................................................................19-23
      o        Lease Distribution..............................................................................................24
      o        Capital Expenditures Analysis...................................................................................25


Market Statistics
      o        Suburban Market Overviews.......................................................................................26
      o        New York City Sub-Markets....................................................................................27-28
      o        Long Island Sub-Markets.........................................................................................29
      o        Westchester Sub-Markets.........................................................................................30
      o        New Jersey Sub-Markets..........................................................................................31


Value Creation Pipeline
      o        Value Creation Pipeline Schedule................................................................................32




Certain matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson is subject to the reporting requirements of the Securities and Exchange Commission and undertakes no responsibility to update or supplement information contained in this supplemental package that subsequently becomes untrue.


                                       ###

--------------------------------------------------------------------------------
CORPORATE INFORMATION


CORPORATE PROFILE

Reckson Associates Realty Corp. is a self-administered and self-managed real estate investment trust (REIT) that is one of the largest publicly traded owners, developers and managers of Class A office and industrial properties in the New York Tri-State area.

Through a predecessor entity, Reckson commenced operations in 1958 and grew steadily by acquiring, developing and redeveloping Class A office and industrial properties throughout Long Island. In June 1995, Reckson successfully completed its initial public offering. Subsequently, the Company expanded from its Long Island base and established operating divisions in Westchester, Connecticut, New Jersey and New York City. By transporting the formula that built its success on Long Island to the other Tri-State area markets, Reckson is now positioned as the premier real estate franchise in the New York Tri-State area.

Today, Reckson owns 182 properties comprised of approximately 20.6 million square feet located throughout the New York Tri-State area markets. These properties are comprised of 13.8 million square feet of office space and 6.8 million square feet of industrial space. The Company has a total market capitalization in excess of $3.4 billion and has generated a total return to its initial Class A common shareholders of approximately 195% for the period June 2, 1995 through September 30, 2001.

Reckson is a fully integrated real estate operating company specializing in the acquisition, leasing, financing, property and asset management, design and development and construction of Class A office and industrial properties in the New York Tri-State area.

CORPORATE HEADQUARTERS

225 Broadhollow Road
Melville, New York 11747-4883
Telephone:        (631) 694-6900
                  (888) RECKSON
Facsimile:        (631) 622-6790
Web site:         www.reckson.com
                  ---------------

EXECUTIVE OFFICER CONTACTS

Donald Rechler    Co-Chief Executive Officer
                  Chairman of the Board

Scott Rechler     Co-Chief Executive Officer

Michael Maturo    Chief Financial Officer
                  Executive Vice President

INVESTOR RELATIONS

Susan McGuire   Vice President Investor Relations
Telephone:        (631) 622-6642
Facsimile:        (631) 622-6790
E-mail:           smcguire@reckson.com
                  --------------------

To request an Investor Relations package or be added to our distribution list, please contact us at:

Telephone:        (631) 622-6746
Facsimile:        (631) 622-6790
E-mail:           investorrelations@reckson.com
                  -----------------------------

Web site:         www.reckson.com  (Go to Information Request in the Investor
                  Relations section)

--------------------------------------------------------------------------------
CORPORATE INFORMATION


RESEARCH COVERAGE

CIBC World Markets                          Legg Mason
Anthony Paolone                             David Fick/Ken Weinberg
(212) 667-8116                              (410) 454-5018/(410) 454-5175

Credit Suisse First Boston                  Lehman Brothers
Lawrence Raiman                             David Shulman/Stuart Axelrod
(212) 538-2380                              (646) 351-4260/(646) 351-4261

Deutsche Banc Alex. Brown                   McDonald & Company
Louis Taylor                                Anatole Pevnev
(212) 469-4912                              (216) 263-4783

Goldman Sachs                               Merrill Lynch
David Kostin/James Kammert                  Steve Sakwa/Rahul Bhattacharjee
(212) 902-6781/(212) 855-0670               (212) 670-2158/(212) 449-1920

Greenstreet Advisors                        Salomon Smith Barney
John Lutzius                                Jonathan Litt/Gary Boston
(949) 640-8780                              (212) 816-0231/(212) 816-1383


QUARTERLY REPORTING SCHEDULE

Quarterly results will be announced according to the following anticipated schedule:

First Quarter                       Early May
Second Quarter                      Early August
Third Quarter                       Early November
Fourth Quarter and Year-End         Late February


SENIOR UNSECURED DEBT RATINGS

Moody's                             Baa3
Standard & Poor's                   BBB-


STOCK LISTING

The stock of Reckson Associates Realty Corp. is traded primarily on the New York Stock Exchange under the following symbols:

Class A Common Stock:  RA
Class B Common Stock:  RA.B
Series A Preferred Stock:  RA.A

--------------------------------------------------------------------------------
REPORTING PERIOD HIGHLIGHTS

o Reported diluted FFO of $.66 per share for the third quarter of 2001, as compared to $.65 per share for the comparable 2000 period, representing a per share increase of 1.5%. Adjusting prior year FFO per share to exclude interest income relating to the FrontLine Capital Group loans, FFO attributable to core operations was $.59 per share, representing a per share increase of 11.9%.

o Reported diluted FFO of $2.04 per share for the nine months ended September 30, 2001, as compared to $1.92 per share for the comparable 2000 period, representing a per share increase of 6.3%. Adjusting prior year FFO per share to exclude interest income relating to the FrontLine Capital Group loans, FFO attributable to core operations was $1.75 per share, representing a per share increase of 16.6%.

o Generated same property NOI increases of 10.5% (cash) and 5.2% (GAAP) for the third quarter of 2001.

o Generated same space rent growth of 21.7% (GAAP) and 15.4% (cash) for Office and 18.3% (GAAP) and 2.0% (cash) for Industrial/R&D for the third quarter of 2001.

o Sold convertible preferred securities in Keystone Property Trust for $35.7 million.

o Completed dispositions of three non-core office assets totaling approximately $53 million, bringing the aggregate proceeds from property dispositions in the capital recycling program to approximately $85 million.

o Expect to close on the sale of a 49% interest in 919 Third Avenue to New York State Teachers' Retirement System (NYSTRS) within 30 days.

o Converted Crescent's $85 million preferred equity investment in Metropolitan into approximately 3.5 million shares of Reckson Class A common stock, which were then successfully placed with major institutional holders.

o Established a valuation reserve of $163 million against the investment in the FrontLine loans and joint ventures with RSVP.

--------------------------------------------------------------------------------
STOCK PERFORMANCE


The following summarizes recent activity of Reckson's Class A common stock (RA):




                                                                               2nd Quarter      3rd Quarter    10/01/01 to
                                                                                 2001              2001        10/31/2001
                                                                           -----------------------------------------------
High Price*                                                                     $    23.90     $    24.15      $    24.46
Low Price*                                                                      $    21.14     $    21.90      $    22.79
Closing Price*                                                                  $    23.00     $    24.15      $    23.00
Average daily trading volume*                                                      265,162        356,224         361,091
Indicated dividend per share**                                                  $   1.6984     $   1.6984      $   1.6984
Closing dividend yield                                                                7.38%          7.03%           7.38%
Closing shares and units outstanding (thousands)                                    57,264         57,445          57,515
Closing market value of shares and units outstanding (thousands)                $1,317,072     $1,387,297      $1,322,845

--------------------------------------------------------------------------------------------------------------------------



The following summarizes recent activity of Reckson's Class B common stock
(RA.B):




                                                                               2nd Quarter      3rd Quarter    10/01/01 to
                                                                                 2001              2001        10/31/2001
                                                                           -----------------------------------------------
High Price*                                                                       $  25.00       $  25.60        $  25.76
Low Price*                                                                        $  22.40       $  23.29        $  23.95
Closing Price*                                                                    $  24.61       $  25.51        $  24.13
Average daily trading volume*                                                       74,622         65,825          73,048
Indicated dividend per share**                                                    $ 2.5968       $ 2.5968        $ 2.5968
Closing dividend yield                                                               10.55%         10.18%          10.76%
Closing shares outstanding (thousands)                                              10,284         10,284          10,284
Closing market value of shares outstanding (thousands)                            $253,089       $262,345        $248,153

--------------------------------------------------------------------------------------------------------------------------



The following summarizes recent activity of Reckson's Series A preferred stock (RA.A):



                                                                               2nd Quarter      3rd Quarter    10/01/01 to
                                                                                 2001              2001        10/31/2001
                                                                           -----------------------------------------------
High Price*                                                                       $  23.15       $  23.10        $  23.29
Low Price*                                                                        $  20.80       $  21.95        $  22.60
Closing Price*                                                                    $  23.15       $  23.00        $  22.60
Average daily trading volume*                                                       37,638         41,439          47,270
Indicated dividend per share**                                                    $ 1.9064       $ 1.9064        $ 1.9064
Closing dividend yield                                                                8.23%          8.29%           8.44%
Closing shares outstanding (thousands)                                               9,192          9,192           9,192
Closing market value of shares outstanding (thousands)                            $212,795       $211,416        $207,739

--------------------------------------------------------------------------------------------------------------------------

*    New York Stock Exchange trades only
**  On an annual basis

--------------------------------------------------------------------------------
KEY FINANCIAL DATA
(Dollars in thousands, except per share data)

                                                                              FOR THE THREE MONTHS ENDED OR AS OF
                                                         -------------------------------------------------------------------------
                                                             9/30/01        6/30/01        3/31/01        12/31/00       9/30/00
                                                         -------------------------------------------------------------------------
SHARES AND UNITS
----------------
Common Shares Outstanding - Class A                       49,806,885     49,619,419     45,812,864      45,352,286    45,290,722
Common Shares Outstanding - Class B                       10,283,513     10,283,513     10,283,513      10,283,513    10,283,513
Operating Partnership Units Outstanding                    7,638,043      7,644,135      7,692,142       7,694,642     7,695,142
                                                         -------------------------------------------------------------------------
Total Shares and Operating Partnership Units              67,728,441     67,547,067     63,788,519      63,330,441    63,269,377
                                                         ========================================================================

SHARE PRICE & DIVIDENDS - CLASS A
---------------------------------

End of period                                            $     24.15    $     23.00     $     22.30    $     25.06   $     25.50
High during period                                       $     24.15    $     23.90     $     25.88    $     26.00   $     26.81
Low during period                                        $     21.90    $     21.14     $     21.90    $     21.88   $     23.63
Dividend declared                                        $      0.42    $      0.42     $      0.39    $      0.39   $      0.39
Closing dividend yield                                           7.0%           7.4%            6.9%           6.2%          6.1%

SHARE PRICE & DIVIDENDS - CLASS B
---------------------------------

End of period                                            $     25.51    $     24.61     $     23.55    $     27.19   $     26.75
High during period                                       $     25.60    $     25.00     $     27.50    $     27.56   $     27.56
Low during period                                        $     23.29    $     22.40     $     22.90    $     22.50   $     24.63
Dividend declared                                        $      0.65    $      0.65     $      0.60    $      0.60   $      0.60
Closing dividend yield                                          10.2%          10.6%           10.2%           8.8%          9.0%

MARKET CAPITALIZATION
---------------------

Market Value of Common Equity (a)                        $ 1,649,627    $ 1,570,139     $ 1,435,338    $ 1,609,072   $ 1,626,224
Stated Value of Preferred Equity                             310,765        314,533         407,318        407,318       407,318
Total Debt (b)                                             1,444,473      1,500,081       1,466,965      1,380,814     1,328,629
                                                         -------------------------------------------------------------------------
Total Market Capitalization                              $ 3,404,865    $ 3,384,753     $ 3,309,621    $ 3,397,204   $ 3,362,171
                                                         ========================================================================
Total Debt / Total Market Capitalization                        42.4%          44.3%           44.3%          40.6%         39.5%

SELECTED BALANCE SHEET DATA
---------------------------

Book Value of Real Estate Assets before Depreciation     $ 2,814,024    $ 2,860,491     $ 2,811,894    $ 2,770,607   $ 2,434,633
Total Assets                                             $ 2,861,651    $ 3,112,242     $ 3,063,644    $ 2,998,030   $ 2,944,120
Total Liabilities                                        $ 1,566,012    $ 1,639,095     $ 1,584,621    $ 1,519,150   $ 1,456,717

SELECTED OPERATING DATA
-----------------------

Property Operating Revenues                              $   126,722    $   125,349     $   123,439    $   119,994   $   115,754
Property Operating Expenses                              $    44,231    $    40,874     $    40,994    $    41,270   $    41,255
Property Operating NOI                                   $    82,491    $    84,475     $    82,445    $    78,724   $    74,499
Property Gross Operating Margin                                 65.1%          67.4%           66.8%          65.6%         64.4%
Other Revenues (excluding gain on sales of real estate)  $     5,333    $     7,038     $     7,447    $     9,728   $     9,342
Marketing, General & Administrative Expenses             $     7,679    $     8,411     $     7,497    $     7,626   $     6,930
  as a percent of Total Revenues                                 5.8%           6.4%            5.7%           5.9%          5.5%
  (excluding gain on sales of real estate)
Interest Expense                                         $    23,510    $    23,562     $    23,631    $    23,670   $    24,651
Capitalized Interest                                     $     2,627    $     2,884     $     2,703    $     3,015   $     3,274
Non-Incremental Capital
 Expenditures to NOI as a percent                               6.18%          6.78%           3.98%          4.09%          7.13%

FINANCIAL RATIOS
----------------

Debt Service Coverage Ratio                                     3.27           3.35            3.29           3.22          3.06
Fixed Charge Coverage Ratio                                     2.60           2.67            2.60           2.55          2.45

EPS, FFO AND CAD
----------------
Class A Common Stock
   Basic Income from Operations per share (d)            $      0.29    $      0.32     $      0.34    $      0.33   $      0.29
   Diluted Income from Operations per share (d)          $      0.28    $      0.32     $      0.33    $      0.32   $      0.29
   Basic Net Income (loss) per share                     $     (1.97)   $      0.32     $      0.34    $      0.28   $      0.49
   Diluted Net Income (loss) per share                   $     (1.97)   $      0.32     $      0.33    $      0.28   $      0.48
Class B Common Stock
   Basic Income from Operations per share                $      0.44    $      0.45     $      0.52    $      0.51   $      0.45
   Diluted Income from Operations per share              $      0.31    $      0.34     $      0.37    $      0.36   $      0.32
   Basic Net Income (loss) per share                     $     (3.01)   $      0.45     $      0.52    $      0.44   $      0.76
   Diluted Net Income (loss) per share                   $     (3.01)   $      0.34     $      0.37    $      0.31   $      0.53
Diluted FFO per Share                                    $      0.66    $      0.70     $      0.69    $      0.67   $      0.65
Diluted FFO payout ratio                                        68.7%          64.9%           60.2%          62.1%         63.7%
Diluted CAD per Share                                    $      0.46    $      0.48     $      0.50    $      0.43   $      0.41
Diluted CAD payout ratio                                        99.3%          95.4%           84.0%          97.0%        103.2%

TRI-STATE PORTFOLIO STATISTICS
------------------------------

Office Properties                                                 78             82              82             82            81
Office Square Footage                                     13,863,565     14,438,850      14,444,838     14,437,238    14,163,377
Office Occupancy at end of Quarter (c)                          96.7%          97.0%           97.1%          97.2%         97.0%
Industrial Properties                                            103            104             104            104           103
Industrial Square Footage                                  6,812,158      6,836,803       6,834,113      6,834,113     6,628,113
Industrial Occupancy at end of Quarter (c)                      97.5%          97.9%           97.8%          97.5%         98.0%

--------------------------------------------------------------------------------
(a) Includes Operating Partnership Units valued at the closing price of the Class A common stock
(b) Includes pro rata share of consolidated and unconsolidated joint venture debt
(c) Excludes properties under development
(d) Before, when applicable, gain on sales of real estate, extraordinary loss and valuation reserves on investment in affiliate loans and joint ventures
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
(In thousands, except per share data)
                                                                          Three Months Ended             Nine Months Ended
                                                                             September 30,                 September 30,
-------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                  2001           2000           2001           2000
-------------------------------------------------------------------------------------------------------------------------------
      Base Rents                                                       $ 111,394      $ 100,854      $ 330,072       $ 291,353
      Tenant escalations and reimbursements                               15,328         14,900         45,438          40,730
      Equity in earnings of service companies and real estate
       joint ventures                                                        505            706          1,704           3,893
      Interest income on mortgage notes and notes receivable               1,584          1,901          4,651           6,377
      Investment and other income                                          3,244          6,735         13,463          19,194
-------------------------------------------------------------------------------------------------------------------------------
           Total Operating Revenues                                      132,055        125,096        395,328         361,547
-------------------------------------------------------------------------------------------------------------------------------

EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
      Property operating expenses                                         26,358         24,751         73,581          67,051
      Real estate taxes                                                   17,873         16,504         52,518          48,727
      Marketing, general and administrative                                7,679          6,930         23,587          20,151
      Depreciation and amortization                                       26,528         24,083         77,221          67,520
      Interest expense                                                    23,510         24,651         70,703          72,667
-------------------------------------------------------------------------------------------------------------------------------
           Total Expenses                                                101,948         96,919        297,610         276,116
-------------------------------------------------------------------------------------------------------------------------------

Income from operations before minority interests                          30,107         28,177         97,718          85,431
      Minority partners' interests in consolidated partnerships           (3,065)        (1,874)       (12,885)         (5,773)
      Limited partners' minority interest in the operating
       partnership                                                        (2,306)        (2,351)        (7,637)         (6,920)
      Distributions to preferred unitholders                                (509)          (660)        (1,630)         (1,981)
-------------------------------------------------------------------------------------------------------------------------------
Income from operations before gain on sales of real estate,
   extraordinary loss and valuation reserves on investments in affiliate loans and joint ventures, net of limited partners'
   minority interest                                                      24,227         23,292         75,566          70,757
      Valuation reserves on investments in affiliate loans
       and joint ventures                                               (145,935)            --       (145,935)             --

      Gain on sales of real estate                                           870         13,507            870          19,377
      Extraordinary loss on extinguishment of debt                        (2,595)        (1,396)        (2,595)         (1,396)
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) before dividends to preferred shareholders                (123,433)        35,403        (72,094)         88,738
      Dividends to preferred shareholders                                 (5,487)        (5,425)       (16,379)        (19,946)
-------------------------------------------------------------------------------------------------------------------------------
Net income (loss) available to common shareholders                     $(128,920)     $  29,978      $ (88,473)      $  68,792
===============================================================================================================================

Net income (loss) available to:
      Class A Shareholders                                             $ (97,944)     $  22,143      $ (67,526)      $  50,244
      Class B Shareholders                                             $ (30,976)     $   7,835      $ (20,947)      $  18,548

PER SHARE DATA
      Basic income from operations before gain on sales of
         real estate, extraordinary loss and valuation reserves
         on investments in affiliate loans and joint ventures:
           Class A common stock                                            $0.29      $    0.29      $    0.94       $    0.98
           Class B common stock                                            $0.44      $    0.45      $    1.41       $    1.50

      Diluted income from operations before gain on sales of
         real estate, extraordinary loss and valuation reserves
         on investments in affiliate loans and joint ventures:
           Class A common stock                                            $0.28      $    0.29      $    0.93       $   0.97
           Class B common stock                                            $0.31      $    0.32      $    1.01       $   1.06

      Basic net income (loss):
         Class A common stock before extraordinary loss                $   (1.93)     $    0.51      $   (1.38)      $   1.21
         Extraordinary loss per Class A common share                   $   (0.04)     $   (0.02)     $   (0.04)      $  (0.02)
                                                                     ---------------------------   ----------------------------
         Basic net income (loss) per Class A common share              $   (1.97)     $    0.49      $   (1.42)      $   1.19
                                                                     ===========================   ============================

         Class B common stock before extraordinary loss                $   (2.95)     $    0.80      $   (1.98)      $    1.84
         Extraordinary loss per Class B common share                   $   (0.06)     $   (0.04)     $   (0.06)      $   (0.04)
                                                                     ---------------------------   ----------------------------
         Basic net income (loss) per Class B common share              $   (3.01)     $    0.76      $   (2.04)      $    1.80
                                                                     ===========================   ============================
      Diluted net income (loss):
         Class A common stock                                          $   (1.97)     $    0.48      $   (1.42)      $    1.18
         Class B common stock                                          $   (3.01)     $    0.53      $   (2.04)      $    1.28

      Basic weighted average common shares outstanding:
         Class A common stock                                             49,715         45,178         47,489          42,312
         Class B common stock                                             10,284         10,284         10,284          10,284

      Diluted weighted average common shares outstanding:
         Class A common stock                                             49,715         49,818         47,489          42,736
         Class B common stock                                             10,284         10,284         10,284          10,284

--------------------------------------------------------------------------------
FUNDS FROM OPERATIONS ("FFO") AND CASH AVAILABLE FOR DISTRIBUTION ("CAD")
(in thousands, except per share / unit data)




                                                                                            Three Months Ended
                                                                                               September 30,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            2001           2000
-------------------------------------------------------------------------------------------------------------------------------
FUNDS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
Net income (loss) available to common shareholders                                       $ (128,920)      $ 29,978
  Add back: Real estate depreciation and amortization                                        26,340         23,632
                Minority partners' interests in consolidated partnerships                     3,065          1,874
                Limited partners' minority interest in the operating partnership                 --          4,050
                Valuation reserves on investments in affiliate loans and joint ventures     163,000             --
                Extraordinary loss on extinguishment of debt (net of limited
                      partners' minority interest)                                            2,595          1,396

  Less:         Limited partners' minority interest in the operating partnership             14,657             --
                Gain on sales of real estate                                                    972         15,206
                Amounts distributable to minority partners in consolidated partnerships       4,206          2,247


-------------------------------------------------------------------------------------------------------------------------------
Basic Funds From Operations                                                              $   46,245       $ 43,477
-------------------------------------------------------------------------------------------------------------------------------

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                              $    4,381       $  4,381
   Series B preferred stock                                                                   1,106          1,044
   Minority partners' preferred interest                                                         --          1,594
   Limited partners' preferred interest                                                         509            660
-------------------------------------------------------------------------------------------------------------------------------
Diluted FFO                                                                              $   52,241       $ 51,156
===============================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                                             59,999         55,462
   Limited operating partnership units                                                        7,652          7,695
   Common stock equivalents                                                                     441            588
   Series A preferred stock                                                                   8,060          8,060
   Series B preferred stock                                                                   1,919          1,919
   Minority partners' preferred interest                                                         --          3,454
   Limited partners' preferred interest                                                       1,056          1,367
-------------------------------------------------------------------------------------------------------------------------------
Total diluted weighted average shares and units outstanding                                  79,127         78,545
===============================================================================================================================

Diluted FFO per weighted average share or unit                                           $     0.66        $  0.65
Diluted weighted average dividends or distributions per share or unit                    $     0.45        $  0.41
Diluted FFO payout ratio                                                                       68.7%          63.7%

-------------------------------------------------------------------------------------------------------------------------------
CASH AVAILABLE FOR DISTRIBUTION
-------------------------------------------------------------------------------------------------------------------------------
Basic FFO                                                                                $   46,245       $ 43,477

  Less:   Straight line rents (a)                                                             9,730         12,153
              Non-incremental capitalized tenant improvements and leasing commissions         3,105          4,239
              Non-incremental capitalized improvements                                        1,996          1,075
-------------------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                                    $   31,414       $ 26,010
-------------------------------------------------------------------------------------------------------------------------------

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                              $       --       $     --
   Series B preferred stock                                                                      --             --
   Minority partners' preferred interest                                                         --             --
   Limited partners' preferred interest                                                         260             --
-------------------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                              $   31,674       $ 26,010
===============================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                                             59,999         55,462
   Limited operating partnership units                                                        7,652          7,695
   Common stock equivalents                                                                     441            588
   Series A preferred stock                                                                      --             --
   Series B preferred stock                                                                      --             --
   Minority partners' preferred interest                                                         --             --
   Limited partners' preferred interest                                                         566             --
-------------------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                                        68,658         63,745
===============================================================================================================================

Diluted CAD per weighted average share or unit                                           $     0.46       $   0.41
Diluted weighted average dividends or distributions per share or unit                    $     0.46       $   0.42
Diluted CAD payout ratio                                                                       99.3%         103.2%
-------------------------------------------------------------------------------------------------------------------------------

                                       7

                                                                                              Nine Months Ended
                                                                                                September 30,
---------------------------------------------------------------------------------------------------------------------
                                                                                               2001          2000
---------------------------------------------------------------------------------------------------------------------
FUNDS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net income (loss) available to common shareholders                                        $ (88,473)     $  68,792
  Add back: Real estate depreciation and amortization                                        76,055         66,184
                Minority partners' interests in consolidated partnerships                    12,885          5,773
                Limited partners' minority interest in the operating partnership                 --          9,411
                Valuation reserves on investments in affiliate loans and joint ventures     163,000             --
                Extraordinary loss on extinguishment of debt (net of limited
                      partners' minority interest)                                            2,595          1,396

  Less:         Limited partners' minority interest in the operating partnership              9,326             --
                Gain on sales of real estate                                                    972         21,868
                Amounts distributable to minority partners in consolidated partnerships      15,010          6,764


---------------------------------------------------------------------------------------------------------------------
Basic Funds From Operations                                                               $ 140,754      $ 122,924
---------------------------------------------------------------------------------------------------------------------

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                               $  13,143      $  13,143
   Series B preferred stock                                                                   3,236          6,803
   Minority partners' preferred interest                                                      2,624          4,781
   Limited partners' preferred interest                                                       1,630          1,981
---------------------------------------------------------------------------------------------------------------------
Diluted FFO                                                                               $ 161,387      $ 149,632
=====================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                                             57,773         52,595
   Limited operating partnership units                                                        7,703          7,697
   Common stock equivalents                                                                     429            424
   Series A preferred stock                                                                   8,060          8,060
   Series B preferred stock                                                                   1,919          4,315
   Minority partners' preferred interest                                                      1,898          3,454
   Limited partners' preferred interest                                                       1,182          1,367
---------------------------------------------------------------------------------------------------------------------
Total diluted weighted average shares and units outstanding                                  78,964         77,912
=====================================================================================================================

Diluted FFO per weighted average share or unit                                            $    2.04      $    1.92
Diluted weighted average dividends or distributions per share or unit                     $    1.32      $    1.22
Diluted FFO payout ratio                                                                       64.6%          63.7%

---------------------------------------------------------------------------------------------------------------------
CASH AVAILABLE FOR DISTRIBUTION
---------------------------------------------------------------------------------------------------------------------
Basic FFO                                                                                 $ 140,754      $ 122,924

  Less:   Straight line rents (a)                                                            31,743         24,991
              Non-incremental capitalized tenant improvements and leasing commissions         9,849          8,982
              Non-incremental capitalized improvements                                        4,260          3,773
---------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                                     $  94,902      $  85,178
---------------------------------------------------------------------------------------------------------------------

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                               $      --      $      --
   Series B preferred stock                                                                      --             --
   Minority partners' preferred interest                                                      2,624          4,781
   Limited partners' preferred interest                                                       1,630            816
---------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                               $  99,156      $  90,775
=====================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                                             57,773         52,595
   Limited operating partnership units                                                        7,703          7,697
   Common stock equivalents                                                                     429            424
   Series A preferred stock                                                                      --             --
   Series B preferred stock                                                                      --             --
   Minority partners' preferred interest                                                      1,898          3,454
   Limited partners' preferred interest                                                       1,182            598
---------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                                        68,985         64,768
=====================================================================================================================

Diluted CAD per weighted average share or unit                                            $    1.44      $    1.40
Diluted weighted average dividends or distributions per share or unit                     $    1.33      $    1.24
Diluted CAD payout ratio                                                                       92.6%          88.5%
----------------------------------------------------------------------------------------------------------------------


(a) Includes straight line rental income attributable to 919 Third Avenue, New York, NY of $5,939, $8,175, $20,323 and $13,560, respectively.
--------------------------------------------------------------------------------

                                                                                                               DRAFT
--------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
(In thousands)
                                                                                    September 30,      December 31,
                                                                                         2001              2000
--------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------
Commercial real estate properties, at cost:
   Land                                                                               $  389,186        $   396,482
   Building and improvements                                                           2,281,906          2,219,448
Developments in progress:
   Land                                                                                   68,734             60,918
   Development costs                                                                      74,198             93,759
Furniture, fixtures, and equipment                                                         7,418              7,138
--------------------------------------------------------------------------------------------------------------------
                                                                                       2,821,442          2,777,745
Less: accumulated depreciation and amortization                                         (346,315)          (288,479)
--------------------------------------------------------------------------------------------------------------------
        Investment in real estate, net of accumulated depreciation                     2,475,127          2,489,266

Investments in real estate joint ventures                                                  5,663              5,348
Investments in mortgage notes and notes receivable                                        55,721             58,220
Investments in affiliate loans, joint ventures and subsidiaries                           80,569            215,660
Cash and cash equivalents                                                                 38,466             17,843
Tenant receivables                                                                        10,065             11,511
Deferred rents receivable                                                                 96,773             67,930
Prepaid expenses and other assets                                                         32,164             68,895
Contract and land deposits and pre-acquisition costs                                       3,481              1,676
Deferred leasing and loan costs                                                           63,622             61,681
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         $ 2,861,651       $  2,998,030
====================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Mortgage notes payable                                                                $  762,526        $   728,971
Unsecured credit facility                                                                246,600            216,600
Senior unsecured notes                                                                   449,443            449,385
Accrued expenses and other liabilities                                                    74,491             95,393
Dividends and distributions payable                                                       32,952             28,801
--------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                                              1,566,012          1,519,150
--------------------------------------------------------------------------------------------------------------------

MINORITY INTERESTS:
Minority partners' interests  in consolidated partnerships                               140,845            226,350
Preferred unit interest in the operating partnership                                      30,965             42,518
Limited partners' minority interest in the operating partnership                          83,140             97,353
--------------------------------------------------------------------------------------------------------------------
        TOTAL MINORITY INTERESTS                                                         254,950            366,221
--------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:
Preferred Stock, $.01 par value, 25,000,000 shares authorized
  Series A - 9,192,000 shares issued and outstanding                                          92                 92
  Series B - 2,000,000 shares issued and outstanding                                          20                 20
Common Stock, $.01 par value, 100,000,000 shares authorized
  Class A - 49,806,885 and 45,352,286 shares issued and outstanding, respectively            498                454
  Class B - 10,283,513 shares issued and outstanding                                         103                103
Additional paid in capital                                                             1,039,976          1,111,990
--------------------------------------------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY                                                     1,040,689          1,112,659
--------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                           $ 2,861,651       $  2,998,030
====================================================================================================================

--------------------------------------------------------------------------------
DEBT SUMMARY AT SEPTEMBER 30, 2001
(Dollars in thousands)


                                                         DEBT BREAKDOWN

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 % of         Weighted Average      Weighted Average
                                                              Balance            Total         Interest Rate        Maturity (Years)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Secured Debt                                     $  762,526           52.3%            7.3%                  10.1
Fixed Rate Senior Unsecured Notes (a)                          449,443           30.8%            7.5%                   5.8
Variable Rate Unsecured Credit Facility                        246,600           16.9%            4.6%                   2.2
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                                      $1,458,569          100.0%            6.9%                   7.4
------------------------------------------------------------------------------------------------------------------------------------




                                                DEBT AMORTIZATION AND MATURITY
------------------------------------------------------------------------------------------------------------------------------------
                              Secured                   Senior Unsecured                      Unsecured Credit
Year                           Debt                            Notes                              Facility                Total
------------------------------------------------------------------------------------------------------------------------------------
    2001                    $  2,629                                                                                     $    2,629
    2002                      20,047                                                                                         20,047
    2003                      12,550                                                               246,600                  259,150
    2004                      16,099                         100,000         (a)                                            116,099
    2005                      33,004                                                                                         33,004
    2006                     144,006                                                                                        144,006
    2007                      72,165                         150,000                                                        222,165
    2008                      10,743                                                                                         10,743
    2009                     110,608                         200,000         (a)                                            310,608
    2010                      36,626                                                                                         36,626
 Thereafter                  304,049                                                                                        304,049
------------------------------------------------------------------------------------------------------------------------------------
Total Debt                  $762,526                        $450,000                               $246,600              $1,459,126
------------------------------------------------------------------------------------------------------------------------------------






                                                     PROPERTY MORTGAGE DETAIL
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Interest      Maturity             Amortization
Property                                                   $ Outstanding         Rate          Date               Term (Years)
------------------------------------------------------------------------------------------------------------------------------------
200 Broadhollow Road, Melville, NY (b)                          $  6,442         7.75%        June-02                   30
310 East Shore Road, Great Neck, NY                                2,322         8.00%        July-02             Interest only
80 Orville Dr, Islip, NY                                           2,616        10.10%      February-04           Interest only
395 North Service Road, Melville, NY                              20,219         6.45%       October-05           $34k per month
200 Summit Lake Drive, Valhalla, NY                               19,864         9.25%       January-06                 25
1350 Avenue of the Americas, NY, NY                               75,000         6.52%        June-06                  (e)
Landmark Square, Stamford, CT                                     46,302         8.02%       October-06                 25
100 Summit Lake Drive, Valhalla, NY                               20,674         8.50%        April-07                  15
333 Earle Ovington Blvd, Mitchel Field, NY (c)                    55,008         7.72%       August-07                  25
810 Seventh Avenue, NY,NY                                         84,619         7.73%       August-09                  25
100 Wall Street, NY, NY                                           36,669         7.73%       August-09                  25
6900 Jericho Turnpike, Syosset, NY                                 7,484         8.07%        July-10                   25
6800 Jericho Turnpike, Syosset, NY                                14,181         8.07%        July-10                   25
580 White Plains Road, Tarrytown, NY                              12,925         7.86%      September-10                25
919 Third Ave, NY, NY                                            249,790        6.867%       October-11                 30
110 Bi-County Blvd., Farmingdale, NY                               3,899         9.13%      November-12                 20
One Orlando Center, Orlando, FL (d)                               39,070         6.82%      November-27                 28
120 West 45th Street, NY,NY (d)                                   65,442         6.82%      November-27                 28
------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                                          $762,526         7.28%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(a) These notes were issued at an aggregate discount of $738,000, which is being amortized over the term of the Senior Unsecured Notes to which they relate. Current unamortized discount is $557,000
(b)  Paid off subsequent to quarter end
(c) The Company has a 60% general partnership interest in this property and its proportionate share of the aggregate principal amount is approximately $33.1 million
(d)  Subject to interest rate adjustment on November 1, 2004
(e)  Interest only for the 1st year; 30 years thereafter
(f) The Company has a 60% interest in an unconsolidated joint venture property. The pro rata share of this debt is approximately $8.0 million
     --------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED SECURITIES AT SEPTEMBER 30, 2001
(in thousands)

The following table sets forth certain information regarding the Company's preferred securites, as of September 30, 2001.


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Liquidation         Current     Conversion price
Security                                                      Preference Value        Yield         Per Share        Issuance date
------------------------------------------------------------------------------------------------------------------------------------

7 5/8 % Series A Convertible Cumulative Preferred Stock               $229,800        7.625%       $28.51             April 1998
Series B Convertible Cumulitive Peferred Stock                          50,000        8.850%       $26.05              June 1999

Series B Preferred Units of Limited Partnership Interest                14,384        6.337%       $32.51             April 1998
Series C Preferred Units of Limited Partnership Interest                10,581        6.337%       $29.39             April 1998
Series D Preferred Units of Limited Partnership Interest                 6,000        6.337%       $29.12              July 1998

------------------------------------------------------------------------------------------------------------------------------------
Total                                                                 $310,765
====================================================================================================================================

------------------------------------------------------------------------------
SAME STORE PERFORMANCE
For the 3 month period September 30, 2001 vs. September 30, 2000
(In thousands)

                                 REGIONAL BREAKDOWN
                                 ------------------
                                    CASH REVENUE
                   September-01     September-00    $ Change      % Change
---------------------------------------------------------------------------
Long Island          $  32,750         $  31,111       $ 1,639        5.3%
Westchester             16,790            17,560          (770)      -4.4%
Connecticut              8,970             8,380           590        7.0%
New Jersey              11,032            10,678           354        3.3%
New York City           32,856            26,836         6,020       22.4%
Florida                  2,374             2,274           100        4.4%
---------------------------------------------------------------------------

Total                $ 104,772         $  96,839       $ 7,933        8.2%
---------------------------------------------------------------------------

                                      GAAP REVENUE
                   September-01     September-00    $ Change      % Change
---------------------------------------------------------------------------
Long Island          $  33,791         $  32,491       $ 1,300        4.0%
Westchester             17,198            18,042          (844)      -4.7%
Connecticut              8,972             8,441           531        6.3%
New Jersey              11,180            11,083            97        0.9%
New York City           40,170            36,047         4,123       11.4%
Florida                  2,389             2,164           225       10.4%
---------------------------------------------------------------------------

Total                $ 113,700         $ 108,268       $ 5,432        5.0%
---------------------------------------------------------------------------

                                 OPERATING EXPENSES
                   September-01     September-00    $ Change      % Change
---------------------------------------------------------------------------
Long Island          $   5,767         $   5,815       $  (48)       -0.8%
Westchester              4,245             4,723         (478)      -10.1%
Connecticut              2,112             1,760          352        20.0%
New Jersey               2,026             1,746          280        16.0%
New York City            8,670             8,169          501         6.1%
Florida                    408               364           44        12.1%
---------------------------------------------------------------------------

Total                $  23,228         $  22,577        $  651        2.9%
---------------------------------------------------------------------------

                                  REAL ESTATE TAXES
                   September-01     September-00    $ Change      % Change
---------------------------------------------------------------------------
Long Island          $   5,863         $   5,499        $  364        6.6%
Westchester              2,268             2,201            67        3.0%
Connecticut                743               717            26        3.6%
New Jersey               1,415             1,296           119        9.2%
New York City            6,297             5,756           541        9.4%
Florida                    246               211            35       16.6%
---------------------------------------------------------------------------

Total                $  16,832         $  15,680       $ 1,152        7.3%
---------------------------------------------------------------------------

                                        CASH NOI
                   September-01     September-00      $ Change    % Change
---------------------------------------------------------------------------
Long Island          $  21,120         $  19,797       $ 1,323        6.7%
Westchester             10,277            10,636          (359)      -3.4%
Connecticut              6,115             5,903           212        3.6%
New Jersey               7,591             7,636           (45)      -0.6%
New York City           17,889            12,911         4,978       38.6%
Florida                  1,720             1,699            21        1.2%
---------------------------------------------------------------------------

Total                $  64,712         $  58,582       $ 6,130       10.5%
---------------------------------------------------------------------------

                                        GAAP NOI
                    September-01     September-00      $ Change    % Change
---------------------------------------------------------------------------
Long Island          $  22,161         $  21,177        $  984        4.6%
Westchester             10,685            11,118          (433)      -3.9%
Connecticut              6,117             5,964           153        2.6%
New Jersey               7,739             8,041          (302)      -3.8%
New York City           25,203            22,122         3,081       13.9%
Florida                  1,735             1,589           146        9.2%
---------------------------------------------------------------------------

Total                $  73,640         $  70,011       $ 3,629        5.2%
---------------------------------------------------------------------------

---------------------------------------------------------------------------
(a) Includes two retail properties
---------------------------------------------------------------------------

                               PROPERTY TYPE BREAKDOWN
                               -----------------------
                                      CASH REVENUE
                      September-01     September-00    $ Change     % Change
 ----------------------------------------------------------------------------
 Office                 $  92,934         $  85,326     $ 7,608         8.9%
 Industrial (a)            11,838            11,513         325         2.8%
 ----------------------------------------------------------------------------


 Total                  $ 104,772         $  96,839     $ 7,933         8.2%
 ----------------------------------------------------------------------------




                                     GAAP REVENUE
                      September-01     September-00    $ Change     % Change
 ----------------------------------------------------------------------------
 Office                 $ 101,636         $  96,224     $ 5,412         5.6%
 Industrial (a)            12,064            12,044          20         0.2%
 ----------------------------------------------------------------------------


 Total                  $ 113,700         $ 108,268     $ 5,432         5.0%
 ----------------------------------------------------------------------------






                                   OPERATING EXPENSES
                      September-01     September-00    $ Change    % Change
 ----------------------------------------------------------------------------
 Office                 $  22,488         $  21,811       $ 677         3.1%
 Industrial (a)               740               766         (26)       -3.4%

 ----------------------------------------------------------------------------


 Total                  $  23,228         $  22,577       $ 651         2.9%
 ----------------------------------------------------------------------------






                                     REAL ESTATE TAXES
                      September-01     September-00    $ Change    % Change
 ----------------------------------------------------------------------------
 Office                 $  14,769         $  13,687     $ 1,082         7.9%
 Industrial (a)             2,063             1,993          70         3.5%
 ----------------------------------------------------------------------------


 Total                  $  16,832         $  15,680     $ 1,152         7.3%
 ----------------------------------------------------------------------------





                                          CASH NOI
                      September-01     September-00     $ Change   % Change
 ---------------- -----------------------------------------------------------
 Office                 $  55,677         $  49,828     $ 5,849        11.7%
 Industrial (a)             9,035             8,754         281         3.2%
 ----------------------------------------------------------------------------


 Total                  $  64,712         $  58,582     $ 6,130        10.5%
 ----------------------------------------------------------------------------






                                         GAAP NOI
                   September-01     September-00     $ Change   % Change
 ----------------------------------------------------------------------------
 Office                 $  64,379         $  60,726     $ 3,653         6.0%
 Industrial (a)             9,261             9,285         (24)       -0.3%
 ----------------------------------------------------------------------------


 Total                  $  73,640         $  70,011     $ 3,629         5.2%
 ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
SAME STORE PERFORMANCE
For the 9 month period September 30, 2001 vs. September 30, 2000
(In thousands)

                                    REGIONAL BREAKDOWN
                                    ------------------

                                       CASH REVENUE
                     September-01     September-00   $ Change        % Change
-----------------------------------------------------------------------------
Long Island             $  94,477        $  89,745       $ 4,732         5.3%
Westchester                50,865           50,084           781         1.6%
Connecticut                26,228           23,912         2,316         9.7%
New Jersey                 29,777           26,814         2,963        11.1%
New York City              93,544           84,349         9,195        10.9%
Florida                     6,969            6,858           111        1.6%
-----------------------------------------------------------------------------

Total                   $ 301,860        $ 281,762      $ 20,098         7.1%
-----------------------------------------------------------------------------

                                       GAAP REVENUE
                      September-01     September-00   $ Change        % Chang
-----------------------------------------------------------------------------
Long Island             $  97,712        $  92,959       $ 4,753         5.1%
Westchester                52,219           51,333           886         1.7%
Connecticut                26,334           24,041         2,293         9.5%
New Jersey                 30,038           27,098         2,940        10.8%
New York City             116,928          102,300        14,628        14.3%
Florida                     7,045            7,070           (25)       -0.4%
-----------------------------------------------------------------------------

Total                   $ 330,276        $ 304,801      $ 25,475         8.4%
-----------------------------------------------------------------------------

                                    OPERATING EXPENSES
                     September-01     September-00   $ Change        % Change
-----------------------------------------------------------------------------
Long Island             $  15,487        $  15,519       $   (32)       -0.2%
Westchester                12,241           12,397          (156)       -1.3%
Connecticut                 5,922            5,445           477         8.8%
New Jersey                  5,159            4,789           370         7.7%
New York City              23,068           20,640         2,428        11.8%
Florida                     1,151            1,070            81         7.6%
-----------------------------------------------------------------------------

Total                   $  63,028        $  59,860       $ 3,168         5.3%
-----------------------------------------------------------------------------

                                       REAL ESTATE TAXES
                     September-01     September-00     $ Change      % Change
-----------------------------------------------------------------------------
Long Island             $  17,211        $  16,388        $  823         5.0%
Westchester                 6,797            6,547           250         3.8%
Connecticut                 2,176            1,891           285        15.1%
New Jersey                  3,533            3,312           221         6.7%
New York City              17,953           16,764         1,189         7.1%
Florida                       737              688            49         7.1%
-----------------------------------------------------------------------------

Total                   $  48,407        $  45,590       $ 2,817         6.2%
-----------------------------------------------------------------------------

                                       CASH NOI
                     September-01     September-00     $ Change      % Change
------------------------------------------------------------------------------
Long Island             $  61,779        $  57,838       $ 3,941         6.8%
Westchester                31,827           31,140           687         2.2%
Connecticut                18,130           16,576         1,554         9.4%
New Jersey                 21,085           18,713         2,372        12.7%
New York City              52,523           46,945         5,578        11.9%
Florida                     5,081            5,100           (19)       -0.4%
-----------------------------------------------------------------------------

Total                   $ 190,425        $ 176,312      $ 14,113         8.0%
-----------------------------------------------------------------------------

                                         GAAP NOI
                      September-01     September-00     $ Change      % Chang
-----------------------------------------------------------------------------
Long Island             $  65,014        $  61,052       $ 3,962         6.5%
Westchester                33,181           32,389           792         2.4%
Connecticut                18,236           16,705         1,531         9.2%
New Jersey                 21,346           18,997         2,349        12.4%
New York City              75,907           64,896        11,011        17.0%
Florida                     5,157            5,312          (155)       -2.9%
-----------------------------------------------------------------------------

Total                   $ 218,841        $ 199,351      $ 19,490         9.8%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
(a) Includes two retail properties
----------------------------------------------------------------------------




                              PROPERTY TYPE BREAKDOWN
                              -----------------------

                                    CASH REVENUE
                     September-01     September-00   $ Change      % Change
---------------------------------------------------------------------------
Office                 $ 266,353        $ 247,278    $ 19,075         7.7%
Industrial (a)            35,507           34,484       1,023         3.0%
---------------------------------------------------------------------------

Total                  $ 301,860        $ 281,762    $ 20,098         7.1%
---------------------------------------------------------------------------







                                       GAAP REVENUE
                    September-01     September-00   $ Change      % Change
---------------------------------------------------------------------------
Office                 $ 293,737        $ 269,125    $ 24,612         9.1%
Industrial (a)            36,539           35,676         863         2.4%
---------------------------------------------------------------------------

Total                  $ 330,276        $ 304,801    $ 25,475         8.4%
---------------------------------------------------------------------------







                                   OPERATING EXPENSES
                    September-01     September-00   $ Change      % Change
---------------------------------------------------------------------------
Office                 $  60,302        $  57,470     $ 2,832         4.9%
Industrial (a)             2,726            2,390         336        14.1%
---------------------------------------------------------------------------

Total                  $  63,028        $  59,860     $ 3,168         5.3%
---------------------------------------------------------------------------







                                     REAL ESTATE TAXES
                     September-01     September-00   $ Change      % Change
---------------------------------------------------------------------------
Office                 $  42,277        $  39,518     $ 2,759         7.0%
Industrial (a)             6,130            6,072          58         1.0%
---------------------------------------------------------------------------

Total                  $  48,407        $  45,590     $ 2,817         6.2%
---------------------------------------------------------------------------






                                     CASH NOI
                    September-01     September-00    $ Change     % Change
---------------------------------------------------------------------------
Office                 $ 163,774        $ 150,290    $ 13,484         9.0%
Industrial (a)            26,651           26,022         629         2.4%
---------------------------------------------------------------------------

Total                  $ 190,425        $ 176,312    $ 14,113         8.0%
---------------------------------------------------------------------------





                                      GAAP NOI
                  September-01     September-00    $ Change   % Change
---------------------------------------------------------------------------
Office                 $ 191,158        $ 172,137    $ 19,021        11.0%
Industrial (a)            27,683           27,214         469         1.7%
---------------------------------------------------------------------------

Total                  $ 218,841        $ 199,351    $ 19,490         9.8%
---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO SNAPSHOT
Based on 3rd quarter 2001

                                             GAAP CONSOLIDATED AMOUNTS (A)                     PRO FORMA AMOUNTS (B)
                                           ---------------------------------                 -------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           GEOGRAPHIC DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------
                                      Square      Cash        Cash         GAAP        Square      Cash        Cash        GAAP
                                       Feet      Revenue       NOI         NOI          Feet     Revenue        NOI         NOI
------------------------------------------------------------------------------------------------------------------------------------
   Long Island
      Office                            20%        23%         23%         22%          18%        19%          19%         19%
      Industrial (c)                    29%        9%          11%         10%          30%         9%          11%         11%
------------------------------------------------------------------------------------------------------------------------------------
          Subtotal - Long Island        49%        32%         34%         32%          48%        28%          30%         30%

   Westchester
      Office                            16%        19%         20%         19%          16%        19%          20%         20%
      Industrial                        1%         0%          0%           0%           1%         0%          0%          1%
------------------------------------------------------------------------------------------------------------------------------------
          Subtotal - Westchester        17%        19%         20%         19%          17%        19%          20%         21%

   Connecticut
      Office                            5%         7%          7%           6%           5%         6%          6%          5%
      Industrial                        2%         1%          1%           1%           2%         1%          1%          1%
------------------------------------------------------------------------------------------------------------------------------------
          Subtotal - Connecticut        7%         8%          8%           7%           7%         7%          7%          6%

   New Jersey
      Office                            9%         12%         13%         12%           9%        11%          12%         11%
      Industrial                        2%         1%          1%           1%           2%         1%          1%          1%
------------------------------------------------------------------------------------------------------------------------------------
          Subtotal - New Jersey         11%        13%         14%         13%          11%        12%          13%         12%

   New York City
      Office                            17%        29%         24%         29%          18%        34%          30%         31%
------------------------------------------------------------------------------------------------------------------------------------
          Subtotal - New York City      17%        29%         24%         29%          18%        34%          30%         31%


------------------------------------------------------------------------------------------------------------------------------------
                                                            PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------

Office                                  67%        89%         87%         88%          66%        89%          87%         86%
Industrial                              33%        11%         13%         12%          34%        11%          13%         14%



------------------------------------------------------------------------------------------------------------------------------------
                                                SUBURBAN VS CBD ( OFFICE SPACE ONLY )
------------------------------------------------------------------------------------------------------------------------------------

Suburban                                62%        56%         60%         55%          61%        51%          54%         53%
CBD                                     38%        44%         40%         45%          39%        49%          46%         47%


------------------------------------------------------------------------------------------------------------------------------------

(a) Information in accordance with GAAP accounting
(b) Adjusted for pro rata share of consolidated and unconsolidated joint venture properties and free rent addback at 919 3rd Avenue
(c) Includes 2 retail properties
(d) The Company also owns a 357,000 square foot office building in Orlando, FL. Percentage calculations exclude this property

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY ANALYSIS
As of  September 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF      RENTABLE              OCCUPANCY AS OF
PROPERTY                                                                   BUILDINGS    SQUARE FEET       JUN-01           SEP-01
---------------------------------------------------------------------------------------------------------------------------------

OFFICE PROPERTIES

SUBURBAN OFFICE PARKS

       LONG ISLAND

          Nassau West  Corporate Center, Mitchel  Field, NY (1)                6        1,531,021         97.9%            97.2%

          Huntington Melville Corporate Center, Melville, NY  (2)              7        1,053,354         99.3%            99.6%

          North Shore Atrium, Syosset, NY                                      2          304,177         96.8%            96.8%
---------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - LONG ISLAND  (3)                                             15       2,888,552         98.2%            97.9%

       WESTCHESTER

          Tarrytown Corporate Center, Tarrytown,  NY                           6          875,726         95.5%            93.2%

          Summit at Vallhalla, Vahalla, NY                                     3          699,045         90.1%            83.9%

          Mt. Pleasant Corporate Center, Valhalla, NY                          2          162,004         94.3%            95.8%

          Reckson Executive Park, Rye Brook, NY                                6          541,884         98.3%            99.2%
---------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - WESTCHESTER                                                  17       2,278,659         94.4%            92.0%

       NEW JERSEY

          Short Hills Office Center, Short Hills, NJ (4)                       3          566,803         98.9%           100.0%

          Executive Hill Office Park, West Orange, NJ                          4          391,382         99.5%            94.6%

          University Square, Princeton, NJ                                     3          131,643        100.0%           100.0%
---------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL -  NEW JERSEY (3)                                              10       1,089,828        100.0%            98.0%

---------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL - SUBURBAN OFFICE PARK (3)                                  42       6,257,039         96.9%            95.6%
---------------------------------------------------------------------------------------------------------------------------------

SUBURBAN STAND ALONE

          Long Island Office Properties                                        11       1,162,625         97.0%            97.9%

          New Jersey  Office Properties                                        6          871,398         97.4%            98.8%

          Westchester Office Properties                                        2          282,889        100.0%            98.1%
---------------------------------------------------------------------------------------------------------------------------------

          SUBTOTAL - SUBURBAN STANDALONE                                       19       2,316,912         97.5%            98.3%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - SUBURBAN  OFFICE (3)                                                61       8,573,951         97.8%            96.8%
---------------------------------------------------------------------------------------------------------------------------------

CBD OFFICE

       CONNECTICUT

          Landmark Square, Stamford, CT                                        6          798,321         94.4%            93.7%

          Stamford Towers, Stamford, CT                                        2          324,867        100.0%           100.0%
---------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - CONNECTICUT                                                  8        1,123,188         96.1%            95.4%

       WESTCHESTER

          Standalone Office                                                    4          668,916         96.0%            96.1%
---------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - WESTCHESTER OFFICE                                           4          668,916         96.0%            96.1%

       NEW YORK CITY

          919 Third Avenue                                                     1        1,356,115         97.4%            98.1%

          810 Seventh Avenue                                                   1          692,060         99.8%            99.5%

          100 Wall Street                                                      1          466,226         99.0%            98.6%


          120 W. 45th Street                                                   1          443,109         95.0%            91.4%

          1350 Ave. of the Americas                                            1          540,000         93.5%            95.5%
---------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - NEW YORK CITY                                                5        3,497,510         97.2%            97.2%

---------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - CBD OFFICE                                                          17       5,289,614         96.0%            96.7%
---------------------------------------------------------------------------------------------------------------------------------

SUBTOTAL-
       OFFICE PROPERTIES (3)                                                   78      13,863,565         97.0%            96.7%
---------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY ANALYSIS
As of  September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                       SQUARE FEET AS A % OF                  NOI AS A %
PROPERTY                                                        PROPERTY TYPE    TOTAL PORTFOLIO   PROPERTY TYPE    TOTAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

OFFICE PROPERTIES

SUBURBAN OFFICE PARKS

       LONG ISLAND

          Nassau West  Corporate Center, Mitchel  Field, NY (1)      11.0%           7.4%            12.7%                11.1%

          Huntington Melville Corporate Center, Melville, NY (2)      7.6%           5.1%             5.9%                 5.1%

          North Shore Atrium, Syosset, NY                             2.2%           1.5%             1.7%                 1.5%
------------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - LONG ISLAND  (3)                                   20.8%          14.0%            20.3%                17.6%

       WESTCHESTER

          Tarrytown Corporate Center, Tarrytown,  NY                  6.3%           4.2%             5.8%                 5.0%

          Summit at Vallhalla, Vahalla, NY                            5.0%           3.4%             6.4%                 5.6%

          Mt. Pleasant Corporate Center, Valhalla, NY                 1.2%           0.8%             1.0%                 0.9%

          Reckson Executive Park, Rye Brook, NY                       3.9%           2.6%             3.6%                 3.1%
------------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - WESTCHESTER                                        16.4%          11.0%            16.8%                14.6%

       NEW JERSEY

          Short Hills Office Center, Short Hills, NJ (4)              4.1%           2.7%             5.9%                 5.1%

          Executive Hill Office Park, West Orange, NJ                 2.8%           1.9%             2.3%                 2.0%

          University Square, Princeton, NJ                            0.9%           0.6%             0.9%                 0.8%
------------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL -  NEW JERSEY (3)                                     7.9%           5.3%             9.1%                 7.9%
------------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL - SUBURBAN OFFICE PARK (3)                        45.1%          30.2%            46.2%                40.1%
------------------------------------------------------------------------------------------------------------------------------------

SUBURBAN STAND ALONE

          Long Island Office Properties                               8.4%           5.6%             6.6%                 5.7%

          New Jersey  Office Properties                               6.3%           4.2%             5.8%                 5.0%

          Westchester Office Properties                               2.0%           1.4%             1.9%                 1.6%
------------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL - SUBURBAN STANDALONE                             16.7%          11.2%            14.2%                12.4%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - SUBURBAN  OFFICE (3)                                      61.8%          41.4%            60.4%                52.5%
------------------------------------------------------------------------------------------------------------------------------------

CBD Office

       Connecticut

          Landmark Square, Stamford, CT                               5.8%           3.9%             5.3%                 4.6%

          Stamford Towers, Stamford, CT                               2.3%           1.6%             2.4%                 2.1%
------------------------------------------------------------------------------------------------------------------------------------

       Subtotal - Connecticut                                         8.1%           5.4%             7.7%                 6.7%

       Westchester

          Standalone Office                                           4.8%           3.2%             4.7%                 4.1%
------------------------------------------------------------------------------------------------------------------------------------

       Subtotal - Westchester Office                                  4.8%           3.2%             4.7%                 4.1%

       New York City

          919 Third Avenue                                            9.8%           6.6%             6.9%                 6.0%

          810 Seventh Avenue                                          5.0%           3.3%             6.7%                 5.8%

          100 Wall Street                                             3.4%           2.3%             3.7%                 3.2%

          120 W. 45th Street                                          3.2%           2.1%             4.9%                 4.3%

          1350 Ave. of the Americas                                   3.9%           2.6%             5.0%                 4.3%
------------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - NEW YORK CITY                                      25.2%          16.9%            27.1%                23.6%

------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - CBD OFFICE                                                38.2%          25.6%            39.6%                34.4%
------------------------------------------------------------------------------------------------------------------------------------

SUBTOTAL-
       OFFICE PROPERTIES (3)                                        100.0%          67.0%           100.0%                86.9%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 (1) Does not include 27,013 square feet leased to the health club at Omni.
 (2) Rentable square feet includes a recently completed 277,500 sf Class A office building which is currently 31% leased; percent leased excludes this property.
 (3) Percent leased excludes properties under development.
 (4) Rentable square feet includes a 129,508 sf building under redevelopment; percent leased excludes this property.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
OCCUPANCY ANALYSIS
As of  September 30, 2001
-------------------------------------------------------------------------------------------------------------------
                                                            Number of     Rentable        Occupancy as of
Property                                                    Buildings    Square Feet     Jun-01       Sep-01
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES
         Vanderbilt Industrial Park,  Hauppauge, NY (1)         47       2,379,895        97.9%           97.4%

         Airport International Plaza, Bohemia, NY               21       1,289,865        97.3%           98.1%

         County Line Industrial Center, Melville, NY            4          342,174       100.0%          100.0%

      Other Submarkets

         Farmingdale                                            3          520,615        99.9%           99.9%

         Melville                                               4          246,169       100.0%          100.0%

         Islip/Islandia                                         6          212,400       100.0%          100.0%

         Hauppauge                                              2          195,942        99.1%           99.1%

         Other                                                  8          708,740       100.0%           96.7%
-------------------------------------------------------------------------------------------------------------------
      Subtotal - Long Island Industrial (2)                     95       5,895,800        98.6%           98.1%
-------------------------------------------------------------------------------------------------------------------

Stand-alone Westchester Industrial Properties                   2          139,690       100.0%          100.0%

Stand-alone Connecticut Industrial  Properties                  1          452,414       100.0%          100.0%

Stand-alone New Jersey  Industrial Properties                   5          324,254        82.4%           82.4%
-------------------------------------------------------------------------------------------------------------------
Subtotal-
      Industrial Properties (2)                                103       6,812,158        97.9%           97.5%
-------------------------------------------------------------------------------------------------------------------

Retail Properties                                               2           20,000        50.0%           50.0%

-------------------------------------------------------------------------------------------------------------------
Total - All Properties (2)                                     183      20,695,723        97.3%           96.8%
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY ANALYSIS
As of  September 30, 2001

---------------------------------------------------------------------------------------------------------------------------------
                                                              Square Feet as a % of                         NOI as a %
Property                                                  Property Type  Total Portfolio        Property Type    Total Portfolio
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES

         Vanderbilt Industrial Park,  Hauppauge, NY (1)       34.9%           11.5%                 27.8%              3.6%

         Airport International Plaza, Bohemia, NY             18.9%            6.2%                 19.5%              2.6%

         County Line Industrial Center, Melville, NY           5.0%            1.7%                  5.0%              0.7%

      Other Submarkets

         Farmingdale                                           7.6%            2.5%                  7.9%              1.0%

         Melville                                              3.6%            1.2%                  5.6%              0.7%

         Islip/Islandia                                        3.1%            1.0%                  2.2%              0.3%

         Hauppauge                                             2.9%            0.9%                  3.3%              0.4%

         Other                                                 10.4%           3.4%                  10.6%             1.4%
--------------------------------------------------------------------------------------------------------------------------------
      Subtotal - Long Island Industrial (2)                   86.5%           28.5%                 82.0%             10.8%
--------------------------------------------------------------------------------------------------------------------------------

Stand-alone Westchester Industrial Properties                  2.1%            0.7%                  3.5%              0.5%

Stand-alone Connecticut Industrial  Properties                 6.6%            2.2%                  9.1%              1.2%

Stand-alone New Jersey  Industrial Properties                  4.8%            1.6%                  5.4%              0.7%
--------------------------------------------------------------------------------------------------------------------------------
Subtotal-
      Industrial Properties (2)                              100.0%           32.9%                100.0%             13.1%
--------------------------------------------------------------------------------------------------------------------------------

Retail Properties                                              0.1%            0.1%                 -0.1%              0.0%

--------------------------------------------------------------------------------------------------------------------------------
Total - All Properties (2)                                   100.0%          100.0%                100.0%            100.0%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

(1) Rentable square feet includes a 56,875 square foot vacant building under redevelopment, percent leased excludes this property
(2) Percent leased excludes properties under development

--------------------------------------------------------------------------------------------------------------------------------

                                       16

------------------------------------------------------------------------------------------------------------------------
LEASING STATISTICS
For the three months ended September 30, 2001

------------------------------------------------------------------------------------------------------------------------
                                                          EXECUTED LEASES (a)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                          # of            Total        Average          Average            Average
                                      Transactions       Sq. Ft.      Base Rent     Effective Rent      Term (Years)
------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
       Long Island                         21            138,326        $23.64           $21.49              5.6
       Westchester                         17             82,263        $26.72           $24.97              6.4
       Connecticut                          2             7,490         $28.44           $27.40              4.9
       New Jersey (b)                       6            250,219        $29.58           $27.78              2.0
       New York City                        3             18,797        $59.12           $52.01              9.3

------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                    49            497,095        $28.55           $26.48              4.0
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
       Long Island                         13            249,292        $7.25            $6.92               7.7

------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                    13            249,292        $7.25            $6.92               7.7
------------------------------------------------------------------------------------------------------------------------

RESEARCH & DEVELOPMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                     0               0
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TOTALS                           62            746,387
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                      SAME SPACE STATISTICS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                 Total                   Base Rent                             GAAP Rent
Property Type                   Sq. Ft.    Expiration   Current (c)   % Change   Expiration   Current (c) % Change
------------------------------------------------------------------------------------------------------------------------

Office                          424,419      $23.47       $27.08       15.4%       $22.77        $27.71     21.7%
Industrial                      241,192      $6.37        $6.50         2.0%       $6.08         $7.19      18.3%
Research & Development             0

------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average         665,611      $17.27       $19.62       13.6%       $16.72        $20.27     21.2%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                           TENANT RETENTION
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                     Leases                    Sq. Ft                    Sq. Ft                 Renewal
Property Type                     Expiring (d)              Expiring (d)                Renewing              Percentage
------------------------------------------------------------------------------------------------------------------------

Office                                 38                     284,537                   181,960                  63.9%
Industrial                             11                     250,882                   208,162                  83.0%
Research & Development                  1                      24,000                      0                     0.0%

------------------------------------------------------------------------------------------------------------------------

Totals                                 50                     559,419                   390,122                  69.7%
------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------

(a) Includes new and renewed leases during the period
(b) Statistics include a 19 month 195,000 sf license agreement executed with American Express
(c) Represents either renewed or released space
(d) Includes early renewals

------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LEASING STATISTICS
For the 12 months ended September 30, 2001

-------------------------------------------------------------------------------------------------------------------------------
                                                                EXECUTED LEASES (a)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                          # of             Total          Average          Average               Average
                                      Transactions        Sq. Ft.        Base Rent      Effective Rent         Term (Years)
-------------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
       Long Island                         58             517,442          $27.06           $23.78                 8.8
       Westchester                         78             505,758          $25.71           $23.67                 5.7
       Connecticut                         24             115,729          $29.88           $28.86                 5.2
       New Jersey                          34             599,595          $26.22           $23.82                 5.2
       New York City                       17             134,467          $65.51           $60.37                10.0

-------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                    211          1,872,991          $29.36           $26.70                 6.7
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
       Long Island                         37             661,899           $7.09            $6.78                 9.0
       New Jersey                           4              65,076           $7.79            $7.15                 4.6

-------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                    41             726,975           $7.15            $6.81                 8.6
-------------------------------------------------------------------------------------------------------------------------------

RESEARCH & DEVELOPMENT PORTFOLIO
       Long Island                          5              35,493           $14.58           $13.06                5.8
       Westchester                          4              56,737           $18.40           $16.17                6.6

-------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                     9              92,230           $16.93           $14.97                6.3
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TOTALS                           261          2,692,196
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                   SAME SPACE STATISTICS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                          Total     Base Rent                           GAAP Rent
Property Type                            Sq. Ft.   Expiration  Current (b)   % Change   Expiration  Current (b)    % Change
-------------------------------------------------------------------------------------------------------------------------------

Office                                  1,196,088    $23.84       $27.18      14.0%       $23.19       $28.46       22.7%
Industrial                                554,146    $ 6.73       $ 7.34       9.1%       $ 6.44       $ 7.77       20.7%
Research & Development                     27,088    $14.04       $13.40      -4.6%       $12.90       $14.16        9.8%

-------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                 1,777,322    $18.36       $20.78      13.2%       $17.81       $21.79       22.3%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                    TENANT RETENTION
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                         Leases              Sq. Ft                   Sq. Ft                     Renewal
Property Type                         Expiring (c)        Expiring (c)               Renewing                   Percentage
-------------------------------------------------------------------------------------------------------------------------------

Office                                     154             1,022,380                 646,838                      63.3%
Industrial                                  31               585,894                 320,798                      54.8%
Research & Development                       5                51,088                  13,204                      25.8%

-------------------------------------------------------------------------------------------------------------------------------

Totals                                     190             1,659,362                 980,840                      59.1%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

(a) Includes new and renewed leases during the period
(b) Represents either renewed or released space
(c) Includes early renewals

-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of September 30, 2001

                                                         TOTAL PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
                                              Number of                 Square               % of Total                Cumulative
Year of                                         Leases                   Feet                  Leased                  % of Total
Expiration                                     Expiring                Expiring                Sq Ft                  Leased Sq Ft
------------------------------------------------------------------------------------------------------------------------------------
2001                                              48                   491,060                  2.6%                      2.6%
2002                                             171                  1,433,749                 7.5%                     10.0%
2003                                             174                  1,948,718                10.1%                     20.2%
2004                                             185                  1,898,329                 9.9%                     30.1%
2005                                             202                  2,484,552                12.9%                     43.0%
2006                                             196                  2,705,226                14.1%                     57.1%
2007 and thereafter                              304                  8,237,790                42.9%                    100.0%
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                         1,280                 19,199,424               100.0%                       --
------------------------------------------------------------------------------------------------------------------------------------

                                                       OFFICE PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
                                              Number of                 Square               % of Total                Cumulative
Year of                                         Leases                   Feet                  Leased                  % of Total
Expiration                                     Expiring                Expiring                Sq Ft                  Leased Sq Ft
------------------------------------------------------------------------------------------------------------------------------------
2001                                              36                    153,687                  1.2%                      1.2%
2002                                             142                  1,062,494                 8.3%                      9.5%
2003                                             142                  1,177,346                 9.2%                     18.6%
2004                                             144                  1,178,558                 9.2%                     27.8%
2005                                             176                  1,699,118                13.2%                     41.0%
2006                                             154                  1,691,172                13.2%                     54.2%
2007 and thereafter                              247                  5,892,948                45.8%                     100.0%
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                         1,041                 12,855,323               100.0%                        --
------------------------------------------------------------------------------------------------------------------------------------

                                                   INDUSTRIAL/R&D PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
                                              Number of                 Square               % of Total                Cumulative
Year of                                         Leases                   Feet                  Leased                  % of Total
Expiration                                     Expiring                Expiring                Sq Ft                  Leased Sq Ft
------------------------------------------------------------------------------------------------------------------------------------
2001                                              12                   337,373                  5.3%                      5.3%
2002                                              29                   371,255                  5.9%                     11.2%
2003                                              32                   771,372                 12.2%                     23.3%
2004                                              41                   719,771                 11.3%                     34.7%
2005                                              26                   785,434                 12.4%                     47.1%
2006                                              42                 1,014,054                 16.0%                     63.0%
2007 and thereafter                               57                 2,344,842                 37.0%                    100.0%
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                           239                 6,344,101                100.0%                       --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of September 30, 2001
                                                 LONG ISLAND OFFICE (EXCLUDING OMNI)

-----------------------------------------------------------------------------------------------------------------------------------
                                  Number of          Square          % of Total       Cumulative        Expiring         Expiring
Year of                             Leases            Feet             Leased         % of Total          GAAP             Cash
Expiration                         Expiring         Expiring           Sq Ft         Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2001                                  10                  58,954        1.9%             1.9%            $22.39           $23.58
2002                                  30                 137,384        4.5%             6.4%            $22.63           $25.13
2003                                  48                 324,908       10.7%            17.1%            $23.69           $26.03
2004                                  40                 249,801        8.2%            25.3%            $23.47           $25.29
2005                                  48                 411,949       13.5%            38.8%            $24.07           $26.35
2006                                  31                 142,090        4.7%            43.5%            $26.29           $29.72
2007 and thereafter                   83               1,723,657       56.5%           100.0%                --               --
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               290               3,048,743      100.0%              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------

                                                                 OMNI

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of          Square          % of Total       Cumulative        Expiring         Expiring
Year of                             Leases            Feet             Leased         % of Total          GAAP             Cash
Expiration                         Expiring         Expiring           Sq Ft         Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2001                                  1               5,290             0.9%             0.9%            $30.83           $34.82
2002                                  4              53,127             9.3%            10.2%            $34.55           $37.91
2003                                  4              58,018            10.1%            20.3%            $30.22           $34.97
2004                                  4             112,414            19.6%            39.9%            $26.14           $34.15
2005                                  6              59,115            10.3%            50.2%            $27.91           $35.18
2006                                  1               9,749             1.7%            51.9%            $35.21           $38.02
2007 and thereafter                   10            276,259            48.1%           100.0%                --               --
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                30            573,972           100.0%              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------

                                                        WESTCHESTER OFFICE

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of          Square          % of Total       Cumulative        Expiring         Expiring
Year of                             Leases            Feet             Leased         % of Total          GAAP             Cash
Expiration                         Expiring         Expiring           Sq Ft         Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2001                                  4                   14,463        0.5%             0.5%            $22.07           $22.37
2002                                  48                 430,153       14.3%            14.8%            $21.34           $21.92
2003                                  49                 240,857        8.0%            22.8%            $22.68           $23.81
2004                                  32                 169,158        5.6%            28.4%            $21.37           $22.40
2005                                  45                 387,247       12.9%            41.2%            $25.00           $25.40
2006                                  36                 719,583       23.9%            65.1%            $22.79           $24.60
2007 and thereafter                   44               1,049,933       34.9%           100.0%                --               --
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               258               3,011,394      100.0%              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of September 30, 2001

                                                          STAMFORD OFFICE

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of             Square       % of Total       Cumulative        Expiring         Expiring
Year of                             Leases               Feet          Leased         % of Total          GAAP             Cash
Expiration                         Expiring            Expiring        Sq Ft         Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2001                                  9                   18,656        1.8%             1.8%            $27.67           $21.62
2002                                  18                  88,704        8.5%            10.3%            $27.44           $28.72
2003                                  17                 120,969       11.6%            21.9%            $31.00           $31.64
2004                                  21                 228,220       21.9%            43.7%            $21.81           $22.67
2005                                  19                 121,885       11.7%            55.4%            $26.66           $28.47
2006                                  21                 281,437       27.0%            82.4%            $25.65           $25.31
2007 and thereafter                   16                 183,932       17.6%           100.0%                --               --
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               121               1,043,803      100.0%              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------

                                                         NEW JERSEY OFFICE

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of             Square       % of Total       Cumulative        Expiring         Expiring
Year of                             Leases               Feet          Leased         % of Total          GAAP             Cash
Expiration                         Expiring            Expiring        Sq Ft         Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2001                                  7                   38,621        2.1%             2.1%            $16.76           $17.14
2002                                  20                 160,092        8.9%            11.0%            $20.02           $20.93
2003                                  17                 317,607       17.6%            28.5%            $28.05           $27.56
2004                                  28                 200,726       11.1%            39.6%            $22.96           $23.78
2005                                  24                 272,316       15.1%            54.7%            $23.66           $23.63
2006                                  16                 194,327       10.7%            65.4%            $24.23           $25.54
2007 and thereafter                   17                 625,055       34.6%           100.0%                --               --
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               129               1,808,744      100.0%              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------

                                                        NEW YORK CITY OFFICE

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of             Square       % of Total       Cumulative        Expiring         Expiring
Year of                             Leases               Feet          Leased         % of Total          GAAP             Cash
Expiration                         Expiring            Expiring        Sq Ft         Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2001                                  5                   17,703        0.5%             0.5%            $28.48           $28.64
2002                                  22                 193,034        5.7%             6.3%            $32.47           $33.40
2003                                  7                  114,987        3.4%             9.7%            $32.10           $32.89
2004                                  19                 218,239        6.5%            16.1%            $36.46           $39.35
2005                                  34                 446,606       13.3%            29.4%            $36.05           $37.53
2006                                  49                 343,986       10.2%            39.6%            $29.92           $30.69
2007 and thereafter                   77               2,034,112       60.4%           100.0%                --               --
-----------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               213               3,368,667      100.0%              --                 --               --
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of September 30, 2001
                                                              INDUSTRIAL

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of             Square       % of Total       Cumulative        Expiring         Expiring
Year of                             Leases               Feet          Leased         % of Total          GAAP             Cash
Expiration                         Expiring            Expiring        Sq Ft         Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2001                                   7                  74,427        1.5%             1.5%            $5.75             $6.17
2002                                  26                 252,635        5.0%             6.4%            $6.49             $7.30
2003                                  28                 733,434       14.4%            20.8%            $5.35             $6.26
2004                                  32                 620,553       12.2%            33.0%            $6.24             $7.31
2005                                  22                 427,994        8.4%            41.4%            $5.93             $7.97
2006                                  37                 933,793       18.3%            59.7%            $6.42             $7.91
2007 and thereafter                   44               2,056,442       40.3%           100.0%               --                --
------------------------------------------------------------------------------------------------------------------------------------

Total / Weighted Average             196               5,099,278      100.0%              --                --                --
------------------------------------------------------------------------------------------------------------------------------------

                                                         RESEARCH & DEVELOPMENT

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of            Square        % of Total       Cumulative        Expiring         Expiring
Year of                             Leases              Feet           Leased         % of Total          GAAP             Cash
Expiration                         Expiring           Expiring         Sq Ft         Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2001                                  5                  262,946       21.1%            21.1%            $ 5.59            $6.78
2002                                  3                  118,620        9.5%            30.7%            $10.19           $11.82
2003                                  4                   37,938        3.0%            33.7%            $ 9.20           $10.15
2004                                  9                   99,218        8.0%            41.7%            $13.86           $15.01
2005                                  4                  357,440       28.7%            70.4%            $ 8.70           $10.78
2006                                  5                   80,261        6.4%            76.8%            $18.06           $20.83
2007 and thereafter                  13                  288,400       23.2%           100.0%                --               --
------------------------------------------------------------------------------------------------------------------------------------

Total / Weighted Average             43                1,244,823      100.0%              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION COMPARISON
September 30, 2001
                                                                        EXPIRING RENTS VS. MARKET ASKING RENTS


                                                                                     [GRAPHICS OMITTED]


                                                                                    SUBURBAN OFFICE PARK

                                                             EXPIRING RENT (1)         MARKET RENT (2)       INCREASE
                                                             -----------------         ---------------       --------
Long Island                                                        24.85                   30.04                  21%
Westchester                                                        22.77                   29.13                  28%
New Jersey                                                          24.1                   30.56                  27%


                                                                                       CBD OFFICE PARK

                                                             EXPIRING RENT (1)         MARKET RENT (2)       INCREASE
                                                             -----------------         ---------------       --------
Connecticut                                                        25.76                   37.73                 46%
New York City                                                      34.95                   59.76                 71%




Source: Cushman & Wakefield



(1) Represents average rents for leases expiring over the next 5.25 years
(2) Average Class A asking rents as provided by Cushman & Wakefield. There can be no assurance the Company's properties can achieve such rents.

--------------------------------------------------------------------------------
LEASE DISTRIBUTION
As of September 30, 2001

                                                        OFFICE PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------------
                                    Occupied         % of Occupied         Contract              % of           Weighted Avg
Square Feet Under Lease               Sq Ft              Sq Ft             Rent (a)         Contract Rent     Maturity (Years)
---------------------------------------------------------------------------------------------------------------------------------
2,500 or Less                        453,521               3.5%        $ 10,592,371               3.2%                 3.5
2,501 - 5,000                        798,180               6.2%          18,740,293               5.8%                 4.0
5,001 - 10,000                     1,376,737              10.7%          35,577,529              11.0%                 4.2
10,001 - 20,000                    2,187,646              17.0%          54,830,742              16.9%                 4.9
20,001 - 40,000                    2,769,815              21.5%          78,443,356              24.6%                 5.1
40,001 - 60,000                    1,232,039               9.6%          30,354,990               9.3%                 7.2
60,001 - 100,000                   1,043,378               8.1%          24,670,668               7.6%                 7.2
100,001 or Greater                 2,994,007              23.3%          69,826,809              21.5%                 9.8
---------------------------------------------------------------------------------------------------------------------------------
Total                             12,855,323             100.0%        $323,036,757             100.0%                 6.3
---------------------------------------------------------------------------------------------------------------------------------





                                                     INDUSTRIAL PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------------
                                    Occupied         % of Occupied         Contract              % of           Weighted Avg
Square Feet Under Lease               Sq Ft              Sq Ft             Rent (a)         Contract Rent     Maturity (Years)
---------------------------------------------------------------------------------------------------------------------------------
10,000 or Less                       620,401               9.8%         $ 4,905,082              11.6%                 3.8
10,001 - 20,000                      626,796               9.9%           5,003,039              11.8%                 3.7
20,001 - 40,000                    1,107,856              17.5%           7,617,165              18.0%                 3.6
40,001 - 60,000                      823,203              13.0%           6,621,439              15.6%                 4.3
60,001 - 100,000                     763,157              12.0%           5,534,441              13.1%                 5.8
100,001 or Greater                 2,402,688              37.9%          12,629,297              29.8%                 6.2
---------------------------------------------------------------------------------------------------------------------------------
Total                              6,344,101             100.0%         $42,310,462             100.0%                 5.0
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

(a) Represents contract rent in place for the 12 month period October 1, 2001 through September 30, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES, TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS


The following table summarizes the expenditures incurred for capital expenditures for the entire portfolio and tenant improvements and leasing commissions for space leased at the Company's office and industrial properties for the nine month period ended September 30, 2001 and the historical average of such capital expenditures, tenant improvements and leasing commissions for the years 1997 through 2000.




------------------------------------------------------------------------------------------------------------------------------------
                                               NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         1997-2000
                                           1997            1998            1999             2000          average            2001
                                      --------------  --------------  ---------------  --------------  --------------  -------------
    Suburban Office Properties
      Total                            $1,108,675        $2,004,976        $2,298,899       $3,289,116    $2,175,417     $2,623,584
      Per Square Foot                        0.22              0.23              0.23             0.33          0.25           0.26

    CBD Office Properties
      Total                               N/A                N/A               N/A            $946,718      $946,718     $1,209,481
      Per Square Foot                     N/A                N/A               N/A                0.38          0.38           0.34

    Industrial Properties
      Total                              $733,233        $1,205,266        $1,048,688         $813,431      $950,155       $500,698
      Per Square Foot                        0.15              0.12              0.11             0.11          0.12           0.08






------------------------------------------------------------------------------------------------------------------------------------
          NON-INCREMENTAL REVENUE GENERATING TENANT IMPROVEMENTS AND LEASING COMMISSIONS
------------------------------------------------------------------------------------------------------------------------------------

                                              1997                     1998                     1999                     2000
                                         ---------------          --------------           --------------          ---------------
  Long Island Office Properties
    Tenant Improvements                     $  784,044              $1,140,251               $1,009,357               $2,853,706
    Per Square Foot Improved                      7.00                    3.98                     4.73                     6.99
    Leasing Commissions                     $  415,822              $  418,191               $  551,762               $2,208,604
    Per Square Foot Leased                        4.83                    1.46                     2.59                     4.96
                                        ---------------          --------------           --------------          ---------------
     Total Per Square Foot                  $    11.83              $     5.44               $     7.32               $    11.95
                                        ===============          ==============           ==============          ===============

  Westchester Office Properties
    Tenant Improvements                     $1,211,665              $  711,160               $1,316,611               $1,860,027
    Per Square Foot Improved                       8.9                    4.45                     5.62                     5.72
    Leasing Commissions                     $  366,257              $  286,150               $  457,730               $  412,226
    Per Square Foot Leased                        2.69                    1.79                     1.96                     3.00
                                        ---------------          --------------           --------------          ---------------
     Total Per Square Foot                  $    11.59              $     6.24               $     7.58               $     8.72
                                        ===============          ==============           ==============          ===============

  Connecticut Office Properties
    Tenant Improvements                     $1,022,421              $  202,880               $  179,043               $  385,531
    Per Square Foot Improved                     13.39                    5.92                     4.88                     4.19
    Leasing Commissions                     $  256,615              $  151,063               $  110,252               $  453,435
    Per Square Foot Leased                        3.36                    4.41                     3.00                     4.92
                                        ---------------          --------------           --------------          ---------------
     Total Per Square Foot                  $    16.75              $    10.33               $     7.88               $     9.11
                                        ===============          ==============           ==============          ===============

  New Jersey Office Properties
    Tenant Improvements                      N/A                    $  654,877               $  454,054               $1,580,323
    Per Square Foot Improved                 N/A                          3.78                     2.29                     6.71
    Leasing Commissions                      N/A                    $  396,127               $  787,065               $1,031,950
    Per Square Foot Leased                   N/A                          2.08                     3.96                     4.44
                                        ---------------          --------------           --------------          ---------------
     Total Per Square Foot                   N/A                    $     5.86               $     6.25               $    11.15
                                        ===============          ==============           ==============          ===============

  New York City Office Properties
    Tenant Improvements                      N/A                      N/A                      N/A                    $   65,267
    Per Square Foot Improved                 N/A                      N/A                      N/A                          1.79
    Leasing Commissions                      N/A                      N/A                      N/A                    $  418,185
    Per Square Foot Leased                   N/A                      N/A                      N/A                         11.50
                                        ---------------          --------------           --------------          ---------------
     Total Per Square Foot                   N/A                      N/A                      N/A                    $    13.29
                                        ===============          ==============           ==============          ===============

  Industrial Properties
    Tenant Improvements                     $  230,466              $  283,842               $  375,646               $  650,216
    Per Square Foot Improved                      0.55                    0.76                     0.25                     0.95
    Leasing Commissions                     $   81,013              $  200,154               $  835,108               $  436,506
    Per Square Foot Leased                        0.19                    0.44                     0.56                     0.64
                                        ---------------          --------------           --------------          ---------------
     Total Per Square Foot                  $     0.75              $     1.20               $     0.81               $     1.59
                                        ===============          ==============           ==============          ===============













                                          1997-2000
                                           average                    2001                    New                    Renewal
                                        --------------           --------------          ---------------          --------------
  Long Island Office Properties
    Tenant Improvements                   $1,466,840               $  702,596               $  544,453                $158,143
    Per Square Foot Improved                    5.68                     3.87                    14.91                    1.09
    Leasing Commissions                   $  898,595               $  699,507               $  150,702                $548,805
    Per Square Foot Leased                      3.46                     3.86                     4.13                    3.79
                                        -------------           --------------          ---------------          --------------
     Total Per Square Foot                $     9.14               $     7.73               $    19.04                $   4.88
                                        =============           ==============          ===============          ==============

  Westchester Office Properties
    Tenant Improvements                   $1,274,866               $1,683,578               $1,137,880                $545,698
    Per Square Foot Improved                    6.17                     7.50                     8.18                    3.72
    Leasing Commissions                   $  380,591               $   39,295               $   39,295                $      0
    Per Square Foot Leased                      2.36                     0.14                     0.28                      --
                                        -------------           --------------          ---------------          --------------
     Total Per Square Foot                $     8.53               $     7.64               $     8.46                $   3.72
                                        =============           ==============          ===============          ==============

  Connecticut Office Properties
    Tenant Improvements                   $  447,469               $  213,909               $  133,543                $ 80,366
    Per Square Foot Improved                    7.10                     2.38                     5.63                    1.22
    Leasing Commissions                   $  242,841               $  182,516               $  118,463                $ 64,053
    Per Square Foot Leased                      3.92                     2.03                     4.99                    0.97
                                        -------------           --------------          ---------------          --------------
     Total Per Square Foot                $    11.02               $     4.41               $    10.62                $   2.19
                                        =============           ==============          ===============          ==============

  New Jersey Office Properties
    Tenant Improvements                   $  896,418               $1,140,108               $1,102,974                $ 37,134
    Per Square Foot Improved                    4.26                     2.93                     3.54                    0.48
    Leasing Commissions                   $  738,381               $1,591,484               $1,283,112                $308,372
    Per Square Foot Leased                      3.49                     4.09                     4.12                    3.98
                                        -------------           --------------          ---------------          --------------
     Total Per Square Foot                $     7.75               $     7.02               $     7.66                $   4.46
                                        =============           ==============          ===============          ==============

  New York City Office Properties
    Tenant Improvements                   $   65,267               $  738,800               $  738,800                $      0
    Per Square Foot Improved                    1.79                    16.87                    16.87                      --
    Leasing Commissions                   $  418,185               $1,026,398               $1,026,398                $      0
    Per Square Foot Leased                     11.50                    23.44                    23.44                      --
                                        -------------           --------------          ---------------          --------------
     Total Per Square Foot                $    13.29               $    40.31               $    40.31                $   0.00
                                        =============           ==============          ===============          ==============

  Industrial Properties
    Tenant Improvements                   $  385,043               $   34,650               $   34,650                $      0
    Per Square Foot Improved                    0.63                     0.08                     0.22                      --
    Leasing Commissions                   $  388,195               $   50,055               $   50,055                $      0
    Per Square Foot Leased                      0.46                     0.11                     0.31                      --
                                        -------------           --------------          ---------------          --------------
     Total Per Square Foot                $     1.09                     0.19                     0.53                $   0.00
                                        =============           ==============          ===============          ==============



CLASS A OFFICE STATISTICS

                                                              [Graphics Omitted]





                                                                  LONG ISLAND


                                                      1997       1998        1999       2000        3Q01


             Average Asking Rental Rates            $26.14     $27.23      $27.69     $28.86      $30.04
             Overall Vacancy                          9.70%      6.70%       6.50%      8.40%      10.30%
             Direct Vacancy                           8.70%      6.10%       5.60%      6.30%       7.20%


                                                                  WESTCHESTER

                                                      1997       1998        1999       2000        3Q01

             Average Asking Rental Rates            $25.14     $26.67      $27.23     $29.62      $29.48
             Overall Vacancy                         15.60%     19.20%      16.30%     12.00%      17.80%
             Direct Vacancy                          13.30%     16.40%      15.00%     10.70%      13.80%


                                                             SOUTHERN CONNECTICUT

                                                      1997       1998        1999       2000        3Q01

             Average Asking Rental Rates            $28.96     $32.22      $31.78     $44.41      $37.73
             Overall Vacancy                          5.70%      4.20%       4.70%      8.10%      11.80%
             Direct Vacancy                           4.20%      3.60%       4.00%      7.20%       7.80%


                                                               NORTHERN NEW JERSEY

                                                      1997       1998        1999       2000        3Q01

             Average Asking Rental Rates            $25.38     $27.42      $28.52     $29.66      $30.56
             Overall Vacancy                          7.30%      7.50%       7.10%      9.90%      11.60%
             Direct Vacancy                           4.70%      5.30%       4.60%      6.50%       7.50%





Source: Cushman & Wakefield

NEW YORK CITY CLASS A OFFICE STATISTICS


                               [GRAPHICS OMITTED]




                                                                  AVERAGE ASKING RENTS

                                               1997        1998         1999        2000        3Q01
Financial East                               $29.77      $40.21       $37.64      $52.90      $48.15
Midtown West Side                            $33.10      $43.36       $48.28      $60.89      $61.58
Midtown East Side                            $39.33      $47.85       $51.18      $61.46      $60.55
6th Ave./Rockefeller Center                  $43.62      $51.33       $53.12      $65.91      $64.63






Source: Cushman & Wakefield

Breakdown of New York City Revenue:
              Midtown West Side 38%
              Midtown East Side 27%
              6th Ave./Rockefeller Center 16%
              Financial East 12%

--------------------------------------------------------------------------------
NEW YORK CITY CLASS A OFFICE STATISTICS


                               [GRAPHICS OMITTED]





                                                       FINANCIAL EAST

                                 1997         1998        1999        2000         3Q01

Overall Vacancy                  8.9%         7.3%        4.1%        2.1%         5.0%
Direct Vacancy                   8.2%         6.6%        3.4%        1.4%         1.4%

                                                        MIDTOWN WEST

                                 1997         1998        1999        2000         3Q01
Overall Vacancy                  6.9%         4.3%        6.0%        2.7%         6.0%
Direct Vacancy                   3.7%         3.3%        4.6%        2.4%         3.8%

                                                        MIDTOWN EAST

                                 1997         1998        1999        2000         3Q01
Overall Vacancy                  7.2%         8.0%        5.0%        2.6%         6.3%
Direct Vacancy                   5.6%         6.0%        3.8%        1.9%         3.1%

                                                      6TH AVE/ROCK CTR

                                 1997         1998        1999        2000         3Q01
Overall Vacancy                  4.7%         5.0%        2.6%        1.2%         3.9%
Direct Vacancy                   2.7%         2.2%        1.6%        0.9%         1.8%



Source: Cushman & Wakefield

Breakdown of New York City Revenue:
              Midtown West Side 38%
              Midtown East Side 27%
              6th Ave./Rockefeller Center 16%
              Financial East 12%

--------------------------------------------------------------------------------
Long Island Submarket Class A Office Statistics


                               [Graphics Omitted]



                                                                 AVERAGE ASKING RENTS

                                               1997        1998        1999        2000         3Q01

Central Nassau County                        $28.79      $29.10      $29.93      $31.15       $31.67
Western Suffolk County                       $26.55      $26.22      $27.34      $28.22       $30.27
Eastern Nassau County                        $25.22      $27.49      $26.23      $28.75       $28.94



                                                                  DIRECT VACANCY RATES

                                               1997        1998        1999        2000         3Q01
Central Nassau County                          7.5%        5.1%        5.1%        4.7%         4.2%
Western Suffolk County                         7.7%        7.7%       11.6%       15.4%        16.8%
Eastern Nassau County                          6.4%        4.9%        0.9%        1.4%         2.0%





Source: Cushman & Wakefield

Breadown of Long Island office revenue:
              Central Nassau 50%
              Western Suffolk 32%
              Eastern Nassau 7%
              Other 11%

--------------------------------------------------------------------------------
WESTCHESTER SUBMARKETS CLASS A OFFICE STATISTICS

                               [GRAPHICS OMITTED]





                                                                 AVERAGE ASKING RENTS

                                                1997         1998        1999        2000         3Q01
Central                                       $22.39       $22.91      $27.07      $28.49       $28.04
Tarrytown/Western                             $24.43       $24.66      $27.30      $27.03       $28.96
Eastern                                       $26.53       $29.35      $27.70      $29.65       $30.75
White Plains CBD                              $25.09       $26.84      $27.44      $30.62       $30.26


                                                                 DIRECT VACANCY RATES

                                                1997         1998        1999        2000         3Q01
Central                                         5.7%        12.3%       13.5%       12.0%        21.3%
Tarrytown / Western                             7.9%         7.8%        8.0%        6.0%        11.2%
Eastern                                         8.6%        12.2%       10.1%        8.1%         7.2%
White Plains CBD                               25.7%        22.7%       22.6%       11.5%        15.0%



Source: Cushman & Wakefield

Breakdown of Westchester office revenue:
              Central 30%
              Tarrytown / Western  27%
              White Plains  21%
              Eastern 16%
              Other 7%

Note: The 21.3% vacancy in Central Westchester is impacted by IBM selling a 383,000 owner occupied building. The location of this building is not easily accessible to major thoroughfares and employee and employee bedroom communities. Excluding this building the vacancy rate is 17.3%

--------------------------------------------------------------------------------
NEW JERSEY SUBMARKETS CLASS A OFFICE STATISTICS


                               [GRAPHICS OMITTED]





                                                AVERAGE ASKING RENTS

                                 1997         1998        1999        2000         3Q01
Essex County                  $26.47       $27.74      $28.78      $28.90       $30.36
Bergen County                 $26.02       $27.37      $28.07      $29.41       $29.66
Mercer County                 $23.01       $24.49      $27.46      $30.32       $29.42



                                                  DIRECT VACANCY

                                 1997         1998        1999        2000         3Q01

Essex County                     4.7%         3.3%        6.0%        9.6%         6.2%
Bergen County                    7.8%         6.8%        5.3%        5.1%         9.9%
Mercer County                    2.5%         1.5%        5.2%        6.3%         4.6%








Source: Cushman & Wakefield

Breakdown of New Jersey office revenue:
              Essex County 46%
              Bergen County 10%
              Mercer County  6%
              Other 38%



---------------------------------------------------------------------------------------------------------------------------------
VALUE CREATION PIPELINE
As of September 30, 2001

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Square Feet/          Investment
Stage / Property                                                                         Acres               To Date
---------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN STABILIZATION
-------------------------

Melville Expressway Corporate Center, Melville, NY ( Phase I)                               277,500


---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION                                                             277,500               $44,143,409
---------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------

103 JFK Expressway, Short Hills, NJ                                                         129,508


400 Moreland Road, Commack, NY                                                               56,875

---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING                                           186,383               $26,621,818
---------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING
--------------------

Melville Square Corporate Center II, Melville, NY                                           255,000

University Square , Princeton, NJ                                                           315,000

Melville Expressway Corporate Center, Melville, NY ( Phase II)                              277,500

Reckson Executive Park, Rye Brook, NY                                                       345,000

AIP 2001, Islip, NY                                                                          71,000

Landmark 7, Stamford, CT                                                                     61,000

Giralda Farms , Morris County, NJ                                                           430,000

---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                                                1,754,500               $63,400,123
---------------------------------------------------------------------------------------------------------------------------------

LAND
----

70 Andrews Road, Hicksville, NY                                                                 3.8

Old Willets Path, Hauppauge, NY                                                                 2.0

Eagle Rock 3, East Hanover, NJ                                                                 15.0

AIP Recapture, Islip, NY                                                                        4.2

AIP, Islip NY                                                                                   3.8

AIP, Islip NY                                                                                   2.0

East Patchogue, East Patchogue, NY                                                             23.0

40 Cragwood, South Plainfield, NJ                                                               7.0

Giralda Farms , Chatham County, NJ                                                            113.0

---------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                                                    173.8               $11,241,210
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                                                        $145,406,560
---------------------------------------------------------------------------------------------------------------------------------

Investments that reached realization during 2001
------------------------------------------------
50 Marcus Dr                         163,762 sf
100 Grasslands                        47,690 sf

---------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                                                    7,684,640            $1,002,911,258
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE CREATION PIPELINE                                                                                  $1,148,317,818
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
VALUE CREATION PIPELINE
As of September 30, 2001

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Anticipated                Current %
Stage / Property                                                                 Total Investment (a)             Leased
----------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN STABILIZATION
-------------------------

Melville Expressway Corporate Center, Melville, NY ( Phase I)                                $43,446,000


----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION                                                              $43,446,000           31.0%
----------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------

103 JFK Expressway, Short Hills, NJ  129,508                                                 $30,000,000


400 Moreland Road, Commack, NY                                                                $2,967,000

----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING                                            $32,967,000           0.0%
----------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING
--------------------

Melville Square Corporate Center II, Melville, NY                                            $33,660,000

University Square , Princeton, NJ                                                            $50,397,000

Melville Expressway Corporate Center, Melville, NY ( Phase II)                               $49,290,000

Reckson Executive Park, Rye Brook, NY                                                        $55,799,000

AIP 2001, Islip, NY                                                                           $5,692,000

Landmark 7, Stamford, CT                                                                     $13,208,000

Giralda Farms , Morris County, NJ                                                            $80,091,000

----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                                                  $288,137,000           0.0%
----------------------------------------------------------------------------------------------------------------------------------

LAND
----

70 Andrews Road, Hicksville, NY                                                               $3,309,000             -

Old Willets Path, Hauppauge, NY                                                               $2,995,000             -

Eagle Rock 3, East Hanover, NJ                                                               $17,625,000             -

AIP Recapture, Islip, NY                                                                              $0             -

AIP, Islip NY                                                                                 $2,200,000             -

AIP, Islip NY                                                                                 $1,400,000             -

East Patchogue, East Patchogue, NY                                                                    $0             -

40 Cragwood, South Plainfield, NJ                                                                     $0             -

Giralda Farms , Chatham County, NJ                                                          $130,000,000             -

----------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                                                  $157,529,000
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                                   $522,079,000
----------------------------------------------------------------------------------------------------------------------------------

Investments that reached realization during 2001
------------------------------------------------
50 Marcus Dr                         163,762 sf
100 Grasslands                        47,690 sf

----------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                                                    $1,002,911,258           97.1%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE CREATION PIPELINE                                                             $1,524,990,258
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
VALUE CREATION PIPELINE
As of September 30, 2001

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Estimated                Anticipated
Stage / Property                                                                     Stabilization Date (a)   Stabilized Return (a)
-----------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN STABILIZATION
-------------------------

Melville Expressway Corporate Center, Melville, NY ( Phase I)                               Q3 2002


-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION                                                                                        12.0%
-----------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------

103 JFK Expressway, Short Hills, NJ  129,508                                                Q4 2002


400 Moreland Road, Commack, NY                                                              Q4 2002

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING                                                                      10.2%
-----------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING
--------------------

Melville Square Corporate Center II, Melville, NY                                           Q3 2003

University Square , Princeton, NJ                                                           Q4 2003

Melville Expressway Corporate Center, Melville, NY ( Phase II)                              Q4 2003

Reckson Executive Park, Rye Brook, NY                                                       Q4 2003

AIP 2001, Islip, NY                                                                         Q4 2002

Landmark 7, Stamford, CT                                                                    Q1 2003

Giralda Farms , Morris County, NJ                                                           Q1 2004

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                                                                             12.0%
-----------------------------------------------------------------------------------------------------------------------------------

LAND
----

70 Andrews Road, Hicksville, NY                                                                -

Old Willets Path, Hauppauge, NY                                                                -

Eagle Rock 3, East Hanover, NJ                                                                 -

AIP Recapture, Islip, NY                                                                       -

AIP, Islip NY                                                                                  -

AIP, Islip NY                                                                                  -

East Patchogue, East Patchogue, NY                                                             -

40 Cragwood, South Plainfield, NJ                                                              -

Giralda Farms , Chatham County, NJ                                                             -

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                                                                             11.3%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                                                              11.6%
-----------------------------------------------------------------------------------------------------------------------------------

Investments that reached realization during 2001
------------------------------------------------
50 Marcus Dr                         163,762 sf
100 Grasslands                        47,690 sf

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                                                                                 12.6%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE CREATION PIPELINE
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

(a) Forward looking statement based upon management's estimates.  Actual results may differ materially.

---------------------------------------------------------------------------------------------------------------------------------



                                       32